UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2012

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH 45242-4716

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends and supplements Item 9.01, Financial Statements and Exhibits of the the current report on Form 8-K filed August 21, 2012, by Streamline Health Solutions, Inc. (the “Company”), relating to the completion of the acquisition of Meta Health Technology, Inc. (“Meta Health”). This amendment includes the historical annual and interim financial statements of Meta Health for the periods specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma condensed combined statement of operations for the twelve month period ended January 31, 2012 and the six month period ended July 31, 2012 and the unaudited condensed combined balance sheet as of July 31, 2012 pursuant to Article 11 of Regulation S-X.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The audited balance sheets of Meta Health as of December 31, 2011 and 2010 and the related statements of income and comprehensive income and changes stockholders’ equity, and cash flows for the years then ended, including the notes to financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.2 to this current report on Form 8-K/A.

The unaudited financial statements of Meta Health as of June 30, 2012 and 2011, including the notes to financial statements, are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations for the twelve months ended January 31, 2012; the unaudited pro forma condensed combined statement of operations for the six months ended July 31, 2012; and the unaudited pro forma condensed combined balance sheet as of July 31, 2012, are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(d)	Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated August 16, 2012, among the Company and certain shareholders of Meta Health Technology, Inc. *

10.2	Amendment No. 1 to Subordinated Credit Agreement, dated August 16, 2012, among the Company, Streamline Health, Inc., IPP Acquisition, LLC and Fifth Third Bank *

10.3	Amendment No. 1 to Senior Credit Agreement, dated August 16, 2012, among the Company, Streamline Health, Inc., IPP Acquisition, LLC and Fifth Third Bank *

10.4	Securities Purchase Agreement, dated August 16, 2012, among the Company and each purchaser identified on the signature pages thereto *

10.5	Form of Subordinated Convertible Note *

10.6	Form of Common Stock Purchase Warrant *

10.7	Registration Rights Agreement, dated August 16, 2012, among the Company and each of the purchasers signatory thereto *

10.8	Certificate of Designation of Preferences, Rights and Limitations of Series A 0% Convertible Preferred Stock *

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Streamline Health Solutions, Inc. Press Release dated August 16, 2012 *

99.2	Audited balance sheets of Meta Health Technology, Inc. as of December 31, 2011 and 2010, and the related statements of income and comprehensive income and changes stockholders’ equity, and cash flows for the year then ended, including the notes to financial statements and the report of the independent auditor thereon.

99.3	Unaudited interim financial statements of Meta Health Technology, Inc. as of June 30, 2012 and 2011, including the notes to financial statements.

99.4	The unaudited pro forma condensed combined statement of operations for the twelve months ended January 31, 2012; the unaudited pro forma condensed combined statement of operations for the six months ended July 31, 2012; and the unaudited pro forma condensed combined balance sheet as of July 31, 2012.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

Date: October 31, 2012	By:	/s/ Stephen H. Murdock
Stephen H. Murdock
Chief Financial Officer